Tecogen Reports Record Revenues for Full Year 2018 Generates Fourth Quarter '18 Adjusted EBITDA(1) of $502 thousand WALTHAM, Mass., March 28, 2019, Tecogen® Inc. (NASDAQ:TGEN, the "Company"), a leading manufacturer of clean energy products which, through patented technology, nearly eliminate criteria pollutants and significantly reduce a customer's carbon footprint, reported record revenues of $35,883,684 for the year ended December 31, 2018 compared to $33,202,666 for the same period in 2017, an 8% increase. Chiller sales of $7,157,771 led the year's product sales with an increase of $2,352,039, or 49%. Gross profit increased to $13,591,862 for the year ended December 31, 2018 compared to $12,954,404 for the prior year, a 4.9% improvement. Gross margin for 2018 was 38% compared to 39% for 2017. Fourth quarter revenues were $9,316,408, a decrease of 9%, year over year, while overall gross margin for the fourth quarter of 2018 increased to 40% compared to 37% for the same period in the prior year. Net income attributable to Tecogen Inc. for Q4 2018, exclusive of goodwill impairment, was $18.7 thousand compared to $269.0 thousand for Q4 2017. Operating expenses in 2018 before goodwill impairment increased 7% as compared to Q4 2017. Much of the increase in operating expenses was associated with legal fees in connection with the acquisition of American DG Energy Inc., as well as selling expenses incurred from our increased focus on chiller sales. Excluding non-recurring merger related costs, goodwill impairment, mark to market adjustments and stock compensation expense, adjusted non-GAAP EBITDA(1) was $502,160 and $217,454 for the quarter and year ended December 31, 2018, respectively, compared to $532,765 and $1,102,780 for the quarter and year ended December 31, 2017. In May 2018, the Company secured a commercial line of credit for up to $10 million, with a three year term. The availability of funds is based on the Company's accounts receivable and inventory. Concurrent with establishing this credit line, the Company repaid its note due to a related party in the amount of $850,000, plus the related accrued interest. The Company completed the sale of eight American DG Energy power purchase agreements and related assets for an aggregate price of $7 million to a company managed by an investment firm in the energy efficiency and decentralized generation market. Tecogen will continue to provide maintenance for the equipment and various administrative tasks for the duration of the power purchase agreements. Performance incentives were also included for energy savings in excess of agreed minimums, which will be split evenly by both parties. 1

CEO Benjamin Locke noted, "2018 was a transformational year for the Company. We adjusted our product mix and sales strategy to maximize our opportunity with our exclusive natural gas engine cooling technology, substantially improved the profitability of the ADG fleet, and made significant progress developing our Ultera emissions technology for fork truck and automotive applications. Our recent transaction strengthened our balance sheet and puts us in an excellent position to achieve our 2019 goals." 2018 Major Highlights: Financial • Revenue for the year ended December 31, 2018 was a record $35.9 million compared to $33.2 million for the same period in 2017, an increase of 8%. • Product revenue for the full year 2018 was $12.6 million compared to $13.0 million for the full year 2017, a decrease of 2.8%. Chiller sales were at the record level of $7.2 million, an increase of 49% over 2017. Cogeneration sales declined by 33% in 2018, compared to 2017. • Service revenue for the full year 2018 was $16.9 million, showing 3% growth from the $16.4 million in service-related revenues in 2017. Full year 2018 service revenue benefited from 5% growth in installations revenue as the Company's turnkey installation offerings continue to gain traction with customers. • Full year 2018 consolidated gross margin was 38% compared to 39% in 2017; and despite the slight decrease in margin, the year delivered a 5% year-on-year increase in gross profit dollars. • Energy production revenue for the year ended December 31, 2018 was $6.4 million, providing a gross margin of 41% and gross profit of $2.6 million. • The Company recorded goodwill impairment in the fourth quarter of 2018 in the amount of $4.4 million, which represents the excess of the carrying value of the Company's energy production reporting unit over its estimated fair value based on discounted cash flow analysis. Prior to the impairment, the goodwill asset associated with the energy production reporting unit was $13.3 million. As of December 31, 2018 goodwill associated with the energy production reporting unit was $8.9 million. • Net income before goodwill impairment for Q4 2018 was $18,686 compared to comprehensive income of $288,662 for the same period in 2017. Net loss before goodwill impairment for the year 2018 was $1.3 million compared to a comprehensive loss of $117,881 for the year 2017. Sales and Operations • Sales backlog of product and installation projects grew to $16.6 million at year end 2018 compared to $15.7 million at year end 2017. Product and installation backlog is $29.9 million as of March 25, 2019, with product related backlog at $15.4 million and installation backlog at $14.5 million. • Chiller revenue for Q4 2018 was $2,952,482 compared to $2,433,620 for Q4 2017, an increase of 21%. Cogeneration sales for Q4 2018 were $750,128, a decline of 66% when compared to Q4 2017, a result of both sales timing and an overall shift in product mix from cogeneration to chiller sales. • Service contract revenue rose by 11% to $2,217,758 for Q4 2018 compared to the same period in 2017. Installation revenue decreased by $368,166 to $1,747,094 for Q4 2018 compared to that of Q4 2017. • Fourth quarter 2018 energy production revenue was $1.6 million compared to $1.5 million for the same period in 2017, an increase of 10% year over year, illustrating the performance improvement of these sites. • Overall gross margin for Q4 2018 was 40% compared to 37% for the same period in 2017, an improvement of 8% year over year. 2

• Received largest order ever for $8.3 million turnkey trigeneration installation in Manhattan data center. The sale was financed through a third party ESCO. • Delivered 13 Tecochill systems to 7 different indoor cannabis growing facilities in 2018. • Granted ETL certification to ANSI/UL 1741 SA for smart inverters in August 2018. • Added a Florida service center to support the growing fleet in the Southeast portion of the United States. • Re-introduced Tecofrost gas engine ammonia refrigeration product line. Research and Development In 2018, Company expenses relating to R&D totaled $1.3 million for product development and improvement, product certifications, and patents. Key activities are summarized below. Product R&D: • Industrial Refrigeration Product Reintroduction (Tecofrost). Based on favorable and stable gas pricing, Tecogen is reintroducing an ammonia refrigeration line of natural gas compressors incorporating the Ultera emissions after-treatment system. Initial responses to Tecofrost have been very favorable. • Online Data Product Communication and Control. Development of a cloud-based remote communication system for our products, known as “CHP Insight,” continued throughout the year, and new features for data analysis and improved graphics have been added. • UL 1741SA Phase 1 Certification. This “smart” inverter certification, a requirement in California, was obtained for the InVerde e+. The certification requires inverters to be more tolerant of grid disturbances and capable of changing operation to assist the grid under certain conditions. • Battery Integration with InVerde e+. We have obtained a battery system for integration into the InVerde e+ inverter, and we expect to begin testing the system in 2019. Ultera Emissions R&D: • Forklift Truck Application of Ultera Emissions System. Following completion of the initial research funded by the Propane Education and Research Council, Mitsubishi Caterpillar Forklift of America has elected to work with Tecogen to refine the technology in preparation for full evaluation at its test facility. • Stationary Emissions Technologies. To date, Ultera is the only known technology that enables rich-burn engines to comply with the California South Coast Air Quality Management District (SCAQMD) Best Available Control Technology (BACT) Guideline for stationary non-emergency electrical generators powered by a spark-ignition internal combustion engine. Following successful operation of two Ultera kits sold several years ago, a public-sector customer in Southern California has opened discussions with Tecogen to retrofit additional engines with the Ultera system. Tecogen has provided quotes this month for Ultera systems in several large sizes and awaits feedback regarding next steps. • Ultera Automotive Catalyst Development. A leading US research and development organization is completing the first phase of a program to advance the Ultera technology in mobile applications and has identified a promising catalyst material to improve performance of the Ultera process. • Ultera Intellectual Property. We obtained two additional Ultera-related US patents, and our core Ultera patent was granted in the European Union. 3

Conference Call Scheduled for Today at 11:00 am ET Tecogen will host a conference call today to discuss the fourth quarter and year end results beginning at 11:00 a.m. ET. To listen to the call dial (877) 407-7186 within the US and Canada or (201) 689-8052 from other international locations. Participants should ask to be joined to the Tecogen year-end 2018 earnings call. We suggest call participants begin dialing at least 10 minutes before the scheduled starting time. The earnings press release will be available on the Company website at www.Tecogen.com in the "News and Events" section under "About Us." The earnings conference call will be webcast live. To view the associated slides, register for and listen to the webcast, go to http://ir.tecogen.com/financial-results. Following the call, the webcast will be archived for 30 days. The earnings conference call will be recorded and available for playback one hour after the end of the call. To listen to the playback, dial (877) 660-6853 within the U.S. and Canada, or (201) 612-7415 from other international locations and use Conference Call ID#: 13672659. About Tecogen Tecogen Inc. designs, manufactures, sells, installs, and maintains high efficiency, ultra-clean, cogeneration products including natural gas engine-driven combined heat and power, air conditioning systems, and high-efficiency water heaters for residential, commercial, recreational and industrial use. The company is known for cost efficient, environmentally friendly and reliable products for energy production that, through patented technology, nearly eliminate criteria pollutants and significantly reduce a customer’s carbon footprint. In business for over 35 years, Tecogen has shipped more than 3,000 units, supported by an established network of engineering, sales, and service personnel across the United States. For more information, please visit www.tecogen.com or contact us for a free Site Assessment. Tecogen, InVerde, InVerde e+, Ilios, Tecochill, Tecopower, Tecofrost and Ultera are registered or pending trademarks of Tecogen Inc. Forward Looking Statements This press release and any accompanying documents, contain “forward-looking statements” which may describe strategies, goals, outlooks or other non-historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward- looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward- looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this press release includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an 4 internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. Tecogen Media & Investor Relations Contact Information: Benjamin Locke P: 781-466-6402 E: benjamin.locke@tecogen.com 5

TECOGEN INC CONSOLIDATED BALANCE SHEETS As of December 31, 2018 and 2017 2018 2017 ASSETS Current assets: Cash and cash equivalents $ 272,552 $ 1,673,072 Accounts receivable, net 14,176,452 9,536,673 Unbilled revenue 4,893,259 3,963,133 Inventory, net 6,294,862 5,130,805 Due from related party 9,405 585,492 Prepaid and other current assets 722,042 771,526 Total current assets 26,368,572 21,660,701 Property, plant and equipment, net 11,273,115 12,265,711 Intangible assets, net 2,893,990 2,896,458 Goodwill 8,975,065 13,365,655 Other assets 393,651 482,551 TOTAL ASSETS $ 49,904,393 $ 50,671,076 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Revolving line of credit, bank $ 2,009,435 $ — Accounts payable 7,153,330 5,095,285 Accrued expenses 1,528,014 1,416,976 Deferred revenue 2,507,541 1,293,638 Loan due to related party — 850,000 Interest payable, related party — 52,265 Total current liabilities 13,198,320 8,708,164 Long-term liabilities: Deferred revenue, net of current portion 2,375,700 538,100 Unfavorable contract liability, net 6,292,599 7,729,667 Total liabilities 21,866,619 16,975,931 Commitments and contingencies (Note 10) Stockholders’ equity: Tecogen Inc. stockholders’ equity: Common stock, $0.001 par value; 100,000,000 shares authorized; 24,824,746 and 24,766,892 issued and outstanding at December 31, 2018 and 2017, respectively 24,825 24,767 Additional paid-in capital 56,427,928 56,176,330 Accumulated other comprehensive loss-investment securities — (165,317) Accumulated deficit (28,670,095) (22,796,246) Total Tecogen Inc. stockholders’ equity 27,782,658 33,239,534 Noncontrolling interest 255,116 455,611 Total stockholders’ equity 28,037,774 33,695,145 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 49,904,393 $ 50,671,076 6

TECOGEN INC CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME For the Three Months Ended December 31, 2018 and 2017 (unaudited) 2018 2017 Revenues Products $ 3,702,610 $ 4,642,124 Services 3,964,852 4,118,406 Energy production 1,648,946 1,503,633 9,316,408 10,264,163 Cost of sales Products 2,201,319 2,750,767 Services 2,430,973 2,737,539 Energy production 972,749 980,776 5,605,041 6,469,082 Gross profit 3,711,367 3,795,081 Operating expenses General and administrative 2,667,985 2,477,998 Selling 758,898 713,448 Research and Development 304,511 295,864 Goodwill impairment 4,390,590 — Total operating expenses 8,121,984 3,487,310 Income (loss) from operations (4,410,617) 307,771 Other income (expense) Interest and other income 104 6,593 Interest expense (63,820) (40,056) Unrealized loss on investment securities (59,042) — Total other expense, net (122,758) (33,463) Income (loss) before income taxes (4,533,375) 274,308 Income tax provision (9,931) — Consolidated net income (loss) (4,523,444) 274,308 (Income) loss attributable to the noncontrolling interest 151,540 (5,327) Net income (loss) attributable to Tecogen Inc $ (4,371,904) 268,981 Other comprehensive income-unrealized gain on securities 19,681 Comprehensive income $ 288,662 Net income (loss) per share - basic and diluted $ (0.18) $ 0.01 Weighted average shares outstanding - basic 24,821,832 24,736,707 Weighted average shares outstanding - diluted 24,821,832 23,342,627 7

Non-GAAP financial disclosure (1) Net income (loss) attributable to Tecogen Inc $ (4,371,904) $ 268,981 Interest expense, net 63,716 33,463 Provision for income taxes (9,931) — Depreciation and amortization, net 202,934 184,882 EBITDA (4,115,185) 487,326 Stock-based compensation 47,380 45,439 Unrealized loss on securities 59,042 — Merger related expenses 120,333 — Goodwill impairment 4,390,590 — Adjusted EBITDA $ 502,160 $ 532,765 8

TECOGEN INC CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS For the Years Ended December 31, 2018 and 2017 2018 2017 Revenues Products $ 12,624,867 $ 12,991,283 Services 16,859,291 16,377,443 Energy production 6,399,526 3,833,940 Total revenues 35,883,684 33,202,666 Cost of sales Products 7,797,591 8,012,012 Services 10,693,077 10,201,732 Energy production 3,801,154 2,034,518 Total cost of sales 22,291,822 20,248,262 Gross profit 13,591,862 12,954,404 Operating expenses General and administrative 10,790,841 9,520,497 Selling 2,651,128 2,271,826 Research and development 1,297,612 936,929 Goodwill impairment 4,390,590 — Total operating expenses 19,130,171 12,729,252 Income (loss) from operations (5,538,309) 225,152 Other income (expense) Interest and other income 8,030 27,626 Interest expense (120,015) (155,082) Unrealized loss on investment securities (118,084) — Total other expense, net (230,069) (127,456) Income (loss) before income taxes (5,768,378) 97,696 State income tax provision 32,748 — Consolidated net income (loss) (5,801,126) 97,696 (Income) loss attributable to the noncontrolling interest 92,594 (50,260) Net income (loss) attributable to Tecogen Inc. $ (5,708,532) 47,436 Other comprehensive loss-unrealized loss on securities (165,317) Comprehensive loss $ (117,881) Net income (loss) per share - basic $ (0.23) $ — Net income (loss) per share - diluted $ (0.23) $ — Weighted average shares outstanding - basic 24,815,926 23,171,033 Weighted average shares outstanding - diluted 24,815,926 23,342,627 9

Non-GAAP financial disclosure (1) Net income (loss) attributable to Tecogen Inc $ (5,708,532) $ 47,436 Interest expense, net 111,985 127,456 Depreciation and amortization, net 789,123 587,822 Provision for income taxes 32,748 — EBITDA (4,774,676) 762,714 Stock-based compensation 181,188 183,768 Unrealized loss on investment securities 118,084 — Merger related expenses 302,268 156,298 Goodwill impairment 4,390,590 — Adjusted EBITDA $ 217,454 $ 1,102,780 10

TECOGEN INC CONSOLIDATED STATEMENTS OF CASH FLOWS For the Years Ended December 31, 2018 and 2017 CASH FLOWS FROM OPERATING ACTIVITIES: 2018 2017 Consolidated net income (loss) $ (5,801,126) $ 97,696 Adjustments to reconcile net income (loss) to net cash used in operating activities: Depreciation, accretion and amortization, net 789,123 587,822 Gain on contract termination (124,733) — Loss on sale of assets 22,088 2,909 Provision (recovery) for losses on accounts receivable 4,395 (16,600) Provision of inventory reserve 1,000 17,000 Stock-based compensation 181,188 183,768 Goodwill impairment 4,390,590 — Non-cash interest expense 32,225 1,491 Changes in operating assets and liabilities, net of effects of acquisition: (Increase) decrease in: Accounts receivable (4,467,939) (336,051) Unbilled revenue (697,586) (1,676,409) Inventory, net (1,165,057) (298,167) Due from related party 576,087 (325,651) Prepaid expenses and other current assets 49,484 (47,498) Other non-current assets 113,284 (32,252) Increase (decrease) in: Accounts payable 1,173,979 1,335,042 Accrued expenses and other current liabilities 111,038 (494,095) Deferred revenue 1,006,893 375,499 Interest payable, related party (52,265) 34,240 Net cash used in operating activities (3,857,332) (591,256) CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property and equipment (828,086) (580,044) Proceeds on sale of property and equipment 2,003,606 — Purchases of intangible assets (226,847) (453,598) Cash acquired in acquisition 442,746 971,454 Expenses associated with asset acquisition (2,457) — Return of investment in Ultra Emissions Technologies Ltd — 2,000,000 Payment of stock issuance costs — (377,246) Distributions to noncontrolling interest (107,901) (47,921) Net cash provided by investing activities 1,281,061 1,512,645 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from revolving line of credit 21,533,143 — Payments on revolving line of credit (19,435,306) — Payments for debt issuance costs (145,011) — Payments made on loan due to related party (850,000) (3,150,000) Proceeds from exercise of stock options 72,925 179,918 Net cash provided by (used in) financing activities 1,175,751 (2,970,082) Change in cash and cash equivalents (1,400,520) (2,048,693) Cash and cash equivalents, beginning of the year 1,673,072 3,721,765 Cash and cash equivalents, end of the year $ 272,552 $ 1,673,072 11

Supplemental disclosure of cash flow information: Cash paid for interest $ 140,055 $ 110,979 Cash paid for taxes $ 32,748 $ — Issuance of stock to acquire American DG Energy, net $ — $ 18,482,656 Issuance of Tecogen stock options in exchange for American DG Energy options $ — $ 114,896 (1) Non-GAAP Financial Measures In addition to reporting net income, a U.S. generally accepted accounting principle (“GAAP”) measure, this news release contains information about EBITDA (net income (loss) attributable to Tecogen Inc adjusted for interest, depreciation and amortization, stock-based compensation expense, goodwill impairment and merger related expenses), which is a non-GAAP measure. The Company believes EBITDA allows investors to view its performance in a manner similar to the methods used by management and provides additional insight into its operating results. EBITDA is not calculated through the application of GAAP. Accordingly, it should not be considered as a substitute for the GAAP measure of net income and, therefore, should not be used in isolation of, but in conjunction with, the GAAP measure. The use of any non-GAAP measure may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies. 12